Exhibit 99.1
For immediate release: June 25, 2024
Harte Hanks Finalizes Annuity Purchase to Effectively Terminate Qualified Pension Plan I
Nationwide to Provide Benefits to Plan I Pension Members as of August 2024
Chelmsford, Massachusetts – June 25, 2024 -- Harte Hanks, Inc. (NASDAQ: HHS), a leading global customer experience company focused on bringing companies closer to customers for over 100 years, announced today the successful divestment and termination of its obligations related to Qualified Pension Plan I (“Plan I”), effective as of August 2024.
On June 18, 2024, Harte Hanks selected and signed formal commitment letters with Nationwide to provide pension benefits to its Plan I pension members, commencing as of August 2024. Nationwide’s Pension Risk Transfer business leverages more than 60 years of annuity, defined benefit and risk management experience, as well as the company’s outstanding financial strength, to serve a book with more than 450 contracts with a focus on personalized service and transition simplicity. Harte Hanks will continue to make payments to plan members through the end of July 2024.
“We pride ourselves on offering a seamless transition experience for plan participants, helping them feel confident that their pension benefit will continue under our management,” said Paula Cole, vice president of Nationwide’s Pension Risk Transfer business. “We’re excited to welcome these new plan members to Nationwide and look forward to providing extraordinary care to them beyond just this transition.”
In accordance with the commitment letters with Nationwide, Harte Hanks made a one-time $6.1 million contribution to Plan I on June 20, 2024 and transferred $71.9 million of Plan I assets to Nationwide on June 24, 2024, thereby absolving Harte Hanks of all payment obligations under Plan I as of August 1, 2024. This annuity purchase completes Harte Hanks prior decision to terminate this pension plan, effective as of June 30, 2023.
“This plan termination and annuity agreement is a positive step to increasing Harte Hanks cash flow, as our Plan I pension payments will end as of July 31st, 2024, and our related PBGC insurance premium payments will stop shortly thereafter. This termination will also further streamline our balance sheet, removing the ongoing obligation related to Plan I. More importantly, we’re ensuring participants will be well taken care of by Nationwide, a company dedicated to extraordinary customer service,” commented David Garrison, Chief Financial Officer of Harte Hanks.
About Harte Hanks:
Harte Hanks (NASDAQ: HHS) is a leading global customer experience company whose mission is to partner with clients to provide them with CX strategy, data-driven analytics and actionable insights combined with seamless program execution to better understand, attract and engage their customers.
Using its unparalleled resources and award-winning talent in the areas of Customer Care, Fulfillment and Logistics, and Marketing Services, Harte Hanks has a proven track record of driving results for some of the world’s premier brands, including GlaxoSmithKline, Unilever, Pfizer, Bank of America, Warner Brothers Discovery, Volvo, Ford, FedEx, Midea and IBM among others. Headquartered in Chelmsford, Massachusetts, Harte Hanks has over 2,500 employees in offices across the Americas, Europe, and Asia Pacific.
For more information, visit hartehanks.com
As used herein, “Harte Hanks” or “the Company” refers to Harte Hanks, Inc. and/or its applicable operating subsidiaries, as the context may require. Harte Hanks’ logo and name are trademarks of Harte Hanks.
About Nationwide

Exhibit 99.1
Nationwide, a Fortune 100 company based in Columbus, Ohio, is one of the largest and strongest diversified insurance and financial services organizations in the United States. Nationwide is rated A+ by Standard & Poor's. An industry leader in driving customer-focused innovation, Nationwide provides a full range of insurance and financial services products including auto, business, homeowners, farm and life insurance; public and private sector retirement plans, annuities and mutual funds; excess & surplus, specialty and surety; and pet, motorcycle and boat insurance.

For more information, visit www.nationwide.com.

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Nationwide, Nationwide is on your side and the Nationwide N and Eagle are service marks of Nationwide Mutual Insurance Company. © 2024
Cautionary Note Regarding Forward-Looking Statements:
Our press release and related earnings conference call contain "forward-looking statements" within the meaning of U.S. federal securities laws. All such statements are qualified by this cautionary note, provided pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements other than historical facts are forward-looking and may be identified by words such as "may," "will," "expects," "believes," "anticipates," "plans," "estimates," "seeks," "could," "intends," or words of similar meaning. These forward-looking statements are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from what is expressed in or indicated by the forward-looking statements. In that event, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments. These risks, uncertainties, assumptions and other factors include: (a) local, national and international economic and business conditions, including (i) market conditions that may adversely impact marketing expenditures, and (ii) the impact of economic environments and competitive pressures on the financial condition, marketing expenditures and activities of our clients and prospects; (iii) the demand for our products and services by clients and prospective clients, including (iv) the willingness of existing clients to maintain or increase their spending on products and services that are or remain profitable for us, and (vi) our ability to predict changes in client needs and preferences; (b) economic and other business factors that impact the industry verticals we serve, including competition, inflation and consolidation of current and prospective clients, vendors and partners in these verticals; (c) our ability to manage and timely adjust our facilities, capacity, workforce and cost structure to effectively serve our clients; (d) our ability to improve our processes and to provide new products and services in a timely and cost-effective manner though development, license, partnership or acquisition; (e) our ability to protect our facilities against security breaches and other interruptions and to protect sensitive personal information of our clients and their customers; (f) our ability to respond to increasing concern, regulation and legal action over consumer privacy issues, including changing requirements for collection, processing and use of information; (g) the impact of privacy and other regulations, including restrictions on unsolicited marketing communications and other consumer protection laws; (h) fluctuations in fuel prices, paper prices, postal rates and postal delivery schedules; (i) the number of shares, if any, that we may repurchase in connection with our repurchase program; (j) unanticipated developments regarding litigation or other contingent liabilities; (k) our ability to complete reorganizations, including cost-saving initiatives; and (l) other factors discussed from time to time in our filings with the Securities and Exchange Commission, including under "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023 which was filed on April 1, 2024. The forward-looking statements in this press release and our related earnings conference call are made only as of the date hereof, and we undertake no obligation to update publicly any forward-looking statement, even if new information becomes available or other events occur in the future.
Investor Relations Contact: Rob Fink or Tom Baumann
646.809.4048 / 646.349.6641
FNK IR, HHS@fnkir.com
Source: Harte Hanks, Inc.